Long-Term Debt	6 Months Ended
Jun. 30, 2024
Long-Term Debt [Abstract]
Long-Term Debt
7.	Long-Term Debt

The amount of long-term debt shown in the accompanying consolidated balance sheets is analyzed as follows:

	June 30, 2024	Current	Non-current	December 31, 2023	Current	Non-current

Nordea Bank secured term loan	$17,501	$3,334	$14,167	$19,167	$3,334	$15,833
Alpha Bank secured term loans	33,950	4,200	29,750	36,050	4,200	31,850
less unamortized deferred financing costs	(275)	(98)	(177)	(331)	(107)	(224)
Total debt, net of deferred financing costs	$51,176	$7,436	$43,740	$54,886	$7,427	$47,459

Secured Term Loans: The Company, through its vessel-owning subsidiaries, has entered into various long term loan agreements with certain financial institutions (as described below) to partially finance the acquisition cost of its tanker vessels. All loans are repayable in quarterly installments plus one balloon installment per loan agreement to be paid together with the last installment. The Company’s loans bear variable interest at SOFR plus a fixed margin, which during the six months ended June 30, 2024 ranged from 0.65% to 2.60%. The loan maturities fall due from November 2027 to August 2028, and at each utilization date, arrangement fees ranging from 0.50% to 1.00% were paid. As of June 30, 2024, the term loans were collateralized by four of the Company’s tanker vessels, whose aggregate net book value was $121,307.

Nordea Bank Abp, Filial i Norge (“Nordea Bank”)

In July 2019, the Company, through two of its vessel-owning subsidiaries, entered into a loan agreement with Nordea Bank for a senior secured term loan facility of up to $33,000, to partially finance the acquisition cost of the vessels “Blue Moon” and “Briolette”. In December 2019 and in March 2020, the Nordea Bank loan was twice amended and restated to increase the loan facility to up to $47,000 and $59,000, respectively, to partially support the acquisition cost of the tanker vessels “P. Fos” and “P. Kikuma”, respectively. In December 2020, the Company entered a Deed of Release with Nordea Bank, according to which the borrowers of the vessels “P. Fos” and “P. Kikuma” were released from all obligations under the agreement, in connection with the re-finance by Piraeus Bank S.A. (described below). Also in December 2020, the Company entered into a Supplemental Loan Agreement with Nordea Bank, to amend the existing repayment schedules of the “Blue Moon” and “Briolette” tranches and to amend the major shareholder’s clause included in the agreement. On August 4, 2023, the Company refinanced the existing outstanding loan of the amount of $17,859 with Nordea Bank which was initially entered to partially finance the acquisition of the vessels “Blue Moon” and “Briolette”, with a revolving credit in an aggregate amount not exceeding $20,000 at any one time. As such, the Company drew down an amount of $2,141. The new loan has a duration of 5 years from the signing date of the agreement. The Company followed the applicable guidance of ASC 470 and concluded that the specific loan should be treated as a term loan, however, if a prepayment occurs during the life of the facility, then the accounting guidance for revolving credit facilities would apply.

Alpha Bank S.A. (“Alpha Bank”)

In November 2022, the Company, through the vessel-owning subsidiary of the vessel “P. Aliki” signed a loan agreement with Alpha Bank, to support the acquisition of the vessel by providing a secured term loan of up to $18,250. The maximum loan amount was drawn down upon the vessel’s delivery to the Company in November 2022.

Furthermore, in December 2022, the Company, through the vessel-owning subsidiary of the vessel “P. Long Beach” signed a loan agreement with Alpha Bank S.A., to support the acquisition of the vessel by providing a secured term loan of up to $22,000. The maximum loan amount was drawn down upon the vessel’s delivery to the Company in December 2022.

Finally, in April 2024, the Company agreed with Alpha Bank to amend the interest rate clauses of the two loan agreements discussed above. The Company can, at its option, place in collateral accounts amounts equal, or less, to each outstanding loan principal for the benefit of lowering the margin of the loans from 2.35% and 2.60% to 0.65%. The amounts placed in the collateral accounts are not legally restricted as long as the Company has not received from the lenders any notice for an event of default. Upon any withdrawal, the initial margin (2.35% for the “P. Long Beach” loan, and 2.60% for the “P. Aliki” loan) shall reinstate on such part of the loan. Accordingly, as of June 30, 2024, the Company had placed in Alpha Bank’s collateral accounts the aggregate amount of $33,950, being equal to the loans’ outstanding principal amounts, and these cash amounts are included in Cash and cash equivalents in the accompanying consolidated balance sheets.

All loans are guaranteed by Performance Shipping Inc. and are also secured by first priority mortgages over the financed fleet, first priority assignments of earnings, insurances and of any charters exceeding durations of certain length of time, pledge over the borrowers’ shares and over their earnings accounts, and vessels’ managers’ undertakings. The loan agreements also require a minimum hull value of the financed vessels, impose restrictions as to dividend distribution following the occurrence of an event of default and changes in shareholding, include customary financial covenants and require at all times during the facility period a minimum cash liquidity. As at June 30, 2024 and December 31, 2023, the maximum compensating cash balance required under the Company’s loan agreements amounted to $10,000 and $10,000, respectively, and is included in Cash and cash equivalents in the accompanying consolidated balance sheets. Also, as at June 30, 2024 and December 31, 2023, the restricted cash, being pledged deposits, required under the Company’s loan agreements amounted to $1,000 and $1,000, respectively, and is included in Restricted cash, non-current in the accompanying consolidated balance sheets. As at June 30, 2024 and December 31, 2023, the Company was in compliance with all of its loan covenants.

The weighted average interest rate of the Company’s bank loans for the six months ended June 30, 2024 and 2023 was 7.52% and 7.35%.

For the six months ended June 30, 2024 and 2023, interest expense on long-term bank debt amounted to $2,027 and $4,427 and is included in Interest and finance costs in the accompanying unaudited interim consolidated statement of operations. Accrued interest on bank debt as of June 30, 2024 and December 31, 2023, amounted to $208 and $294, respectively, and is included in Accrued liabilities and in Accounts payable, trade in the accompanying consolidated balance sheets.

As at June 30, 2024, the maturities of the drawn portions of the debt facilities described above, are as follows:

Principal Repayment

Year 1	$7,533
Year 2	7,533
Year 3	7,533
Year 4	24,684
Year 5	4,168
Total	$51,451